SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                                     CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934



                       Date of Report (date of earliest event
                            reported):  April 26, 1999


                               LEHMAN ABS CORPORATION,
                        (as depositor under the Sale and
                  Servicing Agreement, dated as of March 1, 1999)

                            LEHMAN ABS CORPORATION
            (Exact name of registrant as specified in its charter)
            -------------------------------------------------------


         Delaware                       333-39649          13-3447441
- --------------------------------      -------------    -------------------
(State or Other Jurisdiction of        (Commission      (I.R.S. Employer
       Incorporation)                  File Number)     Identification No.)

                         Three World Financial Center
                               200 Vesey Street
                           New York, New York 10022
                    --------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


       Registrant's telephone number, including area code (212) 526-7000



Item 5.         Other Events

         Reference is made to the Champion Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Notes, Series 1999-1, Class A Notes, issued pursuant to an indenture, dated as of March 1, 1999 between the Champion Home Equity Loan Trust 1999-1 (the "Trust") and Harris Trust and Savings Bank, as Indenture Trustee. Principal payments and accrued and unpaid interest due on the Class A Notes will be unconditionally and irrevocably guaranteed by a policy issued by MBIA Insurance Corporation (the "MBIA Policy").

        A.      Monthly Report Information:
                        See Exhibit No. 1

                B. No delinquency in payment under the Insurance and Reimbursement Agreement has occurred.

                C.      Have any deficiencies occurred?   NO.
                               Date:
                               Amount:

                D. Were any amounts paid or are any amounts payable under the Insurance and Reimbursement Agreement? NO
                                Amount:

                E.      Are there any developments with respect to the
                        Insurance and Reimbursement Agreement?         NONE.

                F.      Item 1: Legal Proceedings:             NONE

                G.      Item 2: Changes in Securities:         NONE

                H Item 4: Submission of Matters to a Vote of Certificatholders: NONE

                I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

         Exhibit No.

               1.      Monthly Distribution Report dated April 26, 1999

HARRIS TRUST AND SAVINGS BANK
311 WEST MONROE, 12TH FLOOR
CHICAGO, ILLINOIS 60690

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES
SERIES 1999-1

STATEMENT TO NOTEHOLDERS PREPARED BY THE MASTER SERVICER
PURSUANT TO SECTION 5.03 OF THE SALE AND SERVICING AGREEMENT (SSA) DATED AS OF MARCH 1, 1999


                                            Distribution Date:      04/26/99

5.03(a)i                                                       9,022,152.40
Available Funds for the related Distribution Date

Class A Note Rate                                                    5.1944%
Senior Interest Participation Rate                                   1.5000%

5.03(a)ii
Previous Class A Note Principal Balance                       400,000,000.00
Previous Senior Int Participation Notional Prin Balance       400,000,121.31

Previous Pool Principal Balance                               400,000,121.31

5.03(a)iii
Aggregate Principal Collections for the Due Period             5,814,855.48
Aggregate Interest Collections for the Due Period              3,403,659.72
Total Collections Received during the Due Period               9,218,515.20

5.03(a)iv
Number and Principal Balances of Mortgage          NUMBER     PRINCIPAL
Loans subject to Principal Prepayments             OF LOANS   BALANCE
                                                           68  4,862,692.12

5.03(a)v
The Amount of all Curtailments that were Received
during the Due Period                                            214,684.36

5.03(a)vi
Principal Portion of all Monthly Payments Received               737,479.00
during the Due Period

5.03(a)vii
Amount of Interest Received on the Mortgage Loans              3,403,659.72

5.03(a)viii
Amount Required to be Paid by the Seller
Pursuant to Section 2.02 of the SSA                                    0.00
Pursuant to Section 2.04 of the SSA                                    0.00
Pursuant to Section 2.06 of the SSA                                    0.00

5.03(a)ix
Amount of Monthly Advances                                             0.00
Amount of Compensating Interest                                   36,641.61

5.03(a)x
The Class A Note Principal Distribution Amount                 6,523,705.91
The Class A Note Interest Distribution Amount                  1,962,321.33
Senior Interest Participation Interest Distribution Amount       500,000.15

5.03(a)xi
Outstanding Class Interest Carryover Shortfall After Distribution
Class A Note Interest Carryover Shortfall                              0.00
Senior Interest Participation Carryover Shortfall                      0.00

5.03(a)xii
The Amount of the Insured Payments                                     0.00

5.03(a)xiii
Amount distributed to the Transferor
     Pursuant to Sections 5.01(a)(ii)  of the SSA                500,000.15
     Pursuant to Sections 5.01(a)(ix) of the SSA                       0.00
        Total                                                    500,000.15

CHAMPION HOME EQUITY LOAN ASSET-BACKED NOTES          04/26/99Page 2 of 3
SERIES 1999-1

5.03(a)xiv
The Class A Note Principal Balance after Distribution         393,476,294.09

5.03(a)xv
The Weighted Average Remaining Term to Maturity                      199.04
The Weighted Average Loan Rate                                      9.83081%

5.03(a)xvi
The Servicing Fee to be Paid to the Servicer
     pursuant to Section 5.01(a)(vi) of the SSA
Paid from Collection Account                                     133,333.48

The Amounts to be Paid to the Certificate Insurer
Pursuant to Section 5.01(a)(iv) of the SSA                             0.00
Pursuant to Section 5.01(a)(viii) of the SSA                           0.00

5.03(a)xvii
The Premium Amount paid to the Certificate Insurer
Pursuant to Section 5.01 of the SSA                               30,000.00

5.03(a)xviii
Amount of all Payments or Reimbursements to the Servicer
Pursuant to Section 3.03 of the SSA                               99,670.93

5.03(a)xix
The O/C Amount after giving effect to such payment               708,971.74
The O/C Reduction Amount                                               0.00
The Excess O/C Amount after giving effect to such pmt                  0.00
The Specified O/C Amount                                       5,200,001.58
The Excess Spread                                                708,850.43

5.03(a)xx
Class A Noteholders Distributable Excess Spread
Pursuant to Section 5.01(a)(v) of the SSA                        708,850.43

5.03(a)xxi
Number of Mortgage Loans at Beginning of Due Period                   4,831
Number of Mortgage Loans at End of Due Period                         4,763

5.03(a)xxii
Pool Principal Balance as of the End of Due Period            394,185,265.83

5.03(a)xxiii
The Number and Aggregate Principal Balances of Mortgage Loans
which are Delinquent (Delinquency Categories exclude Foreclosures and REOs)
                                                   NUMBER OF  PRINCIPAL
                                                   LOANS      BALANCE
                          30-59 Days                       31  2,062,248.78
                          60-89 Days                        3    207,039.87
                          90-269 Days                       0          0.00
                          270 or more                       0          0.00
                          REO                               0          0.00
                          Foreclosure                       0          0.00
                          Bankruptcy                        0          0.00

5.03(a)xxiv
Unpaid Principal of all loans that became Liquidated
Loans during Due Period                                                0.00

5.03(a)xxv
Net Liquidation Proceeds Received during Due Period                    0.00

5.03(a)xxvi
Cumulative Losses on the Mortgage Loans                                0.00

5.03(a)xxvii
The Book Value of any REO                                              0.00

5.03(a)xxviii
The Delinquency Percentage in respect of such Payment Date             0.00

Factor Information (Per $1000)

5.03(a)ii
The Class A Note Beginning Balance Factor                      1,000.000000
The Senior Int Participation Beginning Notional Bal Factor     1,000.000000

5.03(a)x
The Class A Note Principal Distribution Factor                    16.309265

The Class A Note Interest Distribution Factor                      4.905803
The Senior Int Participation Int Distribution Factor               1.250000

5.03(a)xiv
The Class A Note Ending Balance Factor                           983.690735





CHAMPION HOME EQUITY LOAN ASSET-BACKED CERTIFICATES


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                        LEHMAN ABS CORPORATION

                                        By:  /s/ Keith Richardson
                                            --------------------------
                                             Name:  Keith Richardson
                                             Title: Assistant Vice President
Dated:  Arpil 30, 1999